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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 26, 1999, except for Note 13 as to which the date is March 30, 1999, relating to the financial statements, which appear in the MyPoints.com, Inc. Form S-1 dated August 19, 1999.

/s/  PRICEWATERHOUSECOOPERS LLP

San Francisco, CA

December 1, 1999.